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                                                                   EXHIBIT 10.8A


                   FIRST AMENDMENT TO SUBDIVISION AGREEMENT
                   ----------------------------------------


     THIS FIRST AMENDMENT TO SUBDIVISION AGREEMENT is made this _____ day of __________1998, by and between the CITY OF BLACK HAWK, COLORADO (the "City") and ISLE OF CAPRI BLACK HAWK, LLC (the "Developer").

                                   RECITALS:
                                   --------

     A. The City and the Developer entered into a Subdivision Agreement on February 20, 1998 to secure the construction of certain public improvements for the benefit of Isle of Capri, Black Hawk Subdivision Filing No. 1 (the "Agreement").

     B. The Developer desires that the City issue a temporary certificate of occupancy prior to the completion of certain public improvements described in paragraph 3 of the Agreement, specifically the Mill Street Bridge, the traffic signal at Mill and Main Streets, the traffic signal at Mill Street and State Highway, Main Street paving, and certain utilities.

     C. The City desires to issue a temporary certificate of occupancy subject to the receipt of an irrevocable letter of credit in an amount and in the form attached as EXHIBIT A, which is attached hereto and incorporated by this reference, with an expiration date of February 28, 2000, and completion of the hotel portion of the Isle of Capri project as indicated herein and subject further to the terms and conditions of this First Amendment.

                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the sufficiency of which is mutually acknowledged, the parties hereto agree as follows:

     Section 1.   Paragraph 8 of the Agreement is amended to provide as follows:

          8. Completion of Public Improvements. The obligations of the Developer provided for in paragraphs 3 and 6 of this Agreement, including the inspections thereof, shall be performed on or before December 31, 1999 and proper
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     application for acceptance of the Public Improvements shall be made on or before such date. Upon completion of construction by the Developer of such Public Improvements and certification by the Developer's site engineer that the Public Improvements have been completed according to the plans approved by the City, the City's Director of Public Works or his designee shall inspect the improvements and certify with specificity their conformity or lack thereof to the City's specifications. The Developer shall make all corrections necessary to bring the improvements into conformity with the City's specifications. Once approved by the City's Director of Public Works, the City shall accept said improvements upon conveyance pursuant to paragraph 10; provided, however, the City shall not be obligated to accept the Public Improvements until the actual costs described in paragraph 2 of this Agreement are paid in full by the Developer.

     Section 2. Upon the execution of the First Amendment, the Developer shall present to the City an irrevocable letter of credit in the amount and in the form attached as Exhibit A, with an expiration date of February 28, 2000, from a financial institution acceptable to the City. In the event the hotel rooms are not completed on February 28, 2000, the Developer shall extend the term of the letter of credit to coincide with the opening the hotel rooms. The City may draw on the irrevocable letter of credit for the reasons specified in the Agreement and for the failure of the Developer to satisfy the terms and conditions of this First Amendment.

     Section 3. As additional consideration to support this First Amendment, the Developer shall commence construction of the hotel portion of the Isle of Capri project, which includes the construction of one hundred (100) hotel rooms on the property on or before June 15, 1999, and the Developer shall complete the construction of such hotel rooms within twenty-two (22) months of the commencement of construction.

     Section 4. Except as specifically amended and modified herein, all other provisions of the Subdivision Agreement shall remain in full force and effect.

     WHEREFORE, the parties hereto have executed this First Amendment to Subdivision Agreement on the day and year first above-written.
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                                   CITY OF BLACK HAWK, COLORADO



                              By:  _______________________________
                                   Kathryn E. Eccker, Mayor

ATTEST:


___________________________________
Deborah S. Yancy, City Clerk

APPROVED AS TO FORM:


___________________________________
James S. Maloney, City Attorney



                                   ISLE OF CAPRI BLACK HAWK, LLC



                              By:  ______________________________



STATE OF COLORADO             )
                              ) ss.
COUNTY OF _________________   )

     The foregoing instrument was subscribed, sworn to, and acknowledged before me this _____ day of _________1998, by ______________________ as the
_________________ of Isle of Capri Black Hawk, LLC.

     My commission expires:  __________________________

(S E A L)
                                    ______________________________
                                    Notary Public